                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  October 23, 2002
                                                     ---------------------------

                          METROPOLITAN FINANCIAL CORP.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Ohio                      000-21553              34-1109469
              ----                      ----------             ----------
 (State or Other Jurisdiction           (Commission        (I.R.S. Employer
 Incorporation of Organization)         File Number)       Identification No.)

                 22901 Millcreek Blvd. Highland Hills, OH 44122
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (216) 206-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

On October 23, 2002, the Registrant issued a press release announcing its restated second quarter 2002 results and its third quarter 2002 results. The Registrant had previously announced its intent to restate its prior results due to the use of incorrect prepayment speed assumptions in valuing its mortgage loan servicing rights. The Registrant determined that its mortgage loan servicing assets were overstated by approximately $4.9 million at June 30, 2002. As a result, net income after tax for the three months ended June 30, 2002 was overstated by $3.4 million. The Registrant also announced third quarter results. Primarily due additional impairment and amortization of mortgage servicing rights and an adjustment to the fair value of premises and equipment, the Registrant had losses in the quarter of $0.06 per share and losses for the nine months ended September 30, 2002 of $1.12 per share. The Registrant's press release is attached as exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

     (c)            Exhibits
                    --------


                    99.1       The Registrant's October 23, 2002 press
                               release.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METROPOLITAN FINANCIAL CORP.



                                        By:   /s/Kenneth T. Koehler
                                           ----------------------------------
                                           Kenneth T. Koehler,
                                           President & Chief Executive Officer
                                           (on behalf of the Registrant)


                                        By:   /s/Marcus Faust
                                           -----------------------------------
                                           Marcus Faust,
                                           Executive Vice President & Chief
                                           Financial Officer

                                        By:     /s/Timothy W. Esson
                                           ----------------------------------
                                           Timothy W. Esson,
                                           Vice President-Finance for the Bank
                                           (as Principal Accounting Officer)



                                           Date:  October 23, 2002




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                                  EXHIBIT INDEX


     Exhibit Number             Exhibit Description
     --------------             -------------------

         99.1                   The Company's October 23, 2002 press release.